UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

GalaxyEdge Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43175	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: Telephone: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001, and one right entitling the holder to receive 1/4 of one ordinary share	GLEDU	The New York Stock Exchange
Ordinary Shares, $0.0001 par value	GLED	The New York Stock Exchange
Rights to receive one-fourth (1/4) of one ordinary share	GLEDR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2026, GalaxyEdge Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right entitling the holder to receive one-fourth (1/4) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $100,000,000. The underwriters have been granted a 45-day option from the date of the prospectus to purchase up to an additional 1,500,000 Units to cover over-allotments, if any.

Polaris Advisory Partners, a division of Kingswood Capital Partners LLC, acted as the sole book-running manager in connection with the offering pursuant to the Underwriting Agreement dated March 3, 2026.

In connection therewith and the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1, as amended (File No. 333-290899), originally filed with the U.S. Securities and Exchange Commission on October 15, 2025 and declared effective on February 26, 2026 (the “Registration Statement”):

●	Underwriting Agreement, dated March 3, 2026, by and between the Company and Polaris Advisory Partners, a division of Kingswood Capital Partners LLC, as sole book-running manager for the offering (the “Underwriting Agreement”), a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference;

●	Rights Agreement, dated March 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference;

●	Letter Agreement, dated March 3, 2026, by and among the Company, its officers and directors, and Equinox Capital Solutions Limited, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference;

●	Investment Management Trust Agreement, dated March 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated March 3, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference;

●	Administrative Services Agreement, dated March 3, 2026, by and between the Company and Equinox Capital Solutions Limited, a copy of which is filed as Exhibit 10.6 hereto and incorporated herein by reference;

●

Private Unit Subscription Agreement, dated March 3, 2026, by and between the Company and Equinox Capital Solutions Limited (the “Sponsor”), a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference; and

●	Indemnification Agreements, each dated March 3, 2026, by and between the Company and each of its directors and officers, including Ping Zhang, Qi Gong, Wei (Victor) Zhang and Daniel McCabe, copies of which are filed as Exhibits 10.6, 10.7, 10.8 and 10.9 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated a private placement (the “Private Placement”) with Equinox Capital Solutions Limited (the “Sponsor”) of 220,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating aggregate gross proceeds of $2,200,000. The Private Units are identical to the units sold in the IPO, except that the Private Units are subject to certain transfer restrictions and registration rights as described in the Registration Statement. Each Private Unit consists of one ordinary share and one right to receive one-fourth (1/4) of one ordinary share upon the consummation of the Company’s initial business combination. No underwriting discounts or commissions were paid with respect to such sale.

The issuance of the Private Units was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on February 26, 2026, in connection with the effectiveness of the Company’s registration statement on Form S-1 relating to its initial public offering (the “IPO”), Wei (Victor) Zhang, Daniel M. McCabe and Qi Gong (collectively, the “Directors,” and each a “Director”) became members of the board of directors (the “Board”) of the Company.

The Board has determined that each of Wei (Victor) Zhang, Daniel M. McCabe and Qi Gong qualifies as an independent director under the applicable listing standards of the New York Stock Exchange (“NYSE”) and under the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that Wei (Victor) Zhang qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

Wei (Victor) Zhang, Daniel M. McCabe and Qi Gong serve as members of the Company’s audit committee, corporate governance and nominating committee and compensation committee. Wei (Victor) Zhang serves as chairperson of the audit committee, Daniel M. McCabe serves as chairperson of the corporate governance and nominating committee, and Qi Gong serves as chairperson of the compensation committee.

The Directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On March 3, 2026, the Company adopted its Second Amended and Restated Memorandum and Articles of Association, which replaced the Company’s previously effective Amended and Restated Memorandum and Articles of Association. The Second Amended and Restated Memorandum and Articles of Association were adopted by special resolution of the Company’s sole shareholder and became effective immediately upon adoption.

A copy of the Second Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

As of March 5, 2026, a total of $100,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of March 5, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the closing of the IPO are filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 3, 2026, by and between the Company and Polaris Advisory Partners, a division of Kingswood Capital Partners LLC, as sole book-running manager for the offering.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated March 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated March 3, 2026, by and among the Company, its officers and directors, and Equinox Capital Solutions Limited.

10.2	Investment Management Trust Agreement, dated March 3, 2026, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated March 3, 2026, by and between the Company and Equinox Capital Solutions Limited

10.4	Private Placement Units Purchase Agreement, dated March 3, 2026, by and between the Company and the Sponsor

10.5	Administrative Services Agreement, dated March 3, 2026, by and between the Company and the Sponsor

10.6	Indemnification Agreement, dated March 3, 2026, by and between GalaxyEdge Acquisition Corp. and Ping Zhang.

10.7	Indemnification Agreement, dated March 3, 2026, by and between GalaxyEdge Acquisition Corp. and Qi Gong.

10.8	Indemnification Agreement, dated March 3, 2026, by and between GalaxyEdge Acquisition Corp. and Wei (Victor) Zhang.

10.9	Indemnification Agreement, dated March 3, 2026, by and between GalaxyEdge Acquisition Corp. and Daniel McCabe.

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GalaxyEdge Acquisition Corp

Date: March 5, 2026	By:	/s/ Ping Zhang
	Name:	Ping Zhang
	Title:	Chief Executive Officer

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